UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2022
CARLYLE TACTICAL PRIVATE CREDIT FUND
(Exact name of registrant as specified in charter)

Delaware	811-23319	82-4184770
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Vanderbilt Avenue, Suite 3400 New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (303) 768-3200

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On March 2, 2022, Carlyle Tactical Private Credit Fund (the “Fund”), amended and restated its Agreement and Declaration of Trust (the “Declaration”) to clarify that preferred shareholders are excluded from the definition of “Principal Shareholder” in votes regarding certain transactions.
Capitalized terms used and not defined herein have the meaning set forth in the Declaration.
The text of the amended and restated Declaration is filed as Exhibit 3.a.6 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 – Financial Statements and Exhibits.

Exhibits 3.a.6 shall be deemed furnished herewith.

(a) Exhibits:

Exhibit Number	Description

3.a.6	Amended and Restated Declaration of Trust of Carlyle Tactical Private Credit Fund, dated March 2, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carlyle Tactical Private Credit Fund

Dated: March 3, 2022	By:	/s/ Joshua Lefkowitz
Joshua Lefkowitz
Chief Legal Officer